SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam U.S. Government Income Trust -- Class A Shares
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance): 2/8/84


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,072    $1,375       $2,111

T   =  Average Annual
       Total Return              7.24%     6.58%        7.76%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $17,962,146

Expenses                         $1,841,837

Reimbursement                    $0

Average shares                   225,256,136

NAV                              $12.95

Sales Charge                     4.75%

POP                              $13.60

Yield at POP                     6.17%
            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam U.S. Government Income Trust -- Class B Shares
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance): 4/27/92


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000

ERV =  Ending Redeemable Value   $1,068      N/A       $1,171


T   =  Average Annual
       Total Return              6.82%       N/A       4.72%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $10,154,932

Expenses                         $2,053,447

Reimbursement                    $0

Average shares                   127,737,858

NAV                              $12.91

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     5.73%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam U.S. Government Income Trust -- Class M Shares
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance): 2/6/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        N/A       N/A          $1,000

ERV =  Ending Redeemable Value   N/A       N/A          $1,070

T   =  Average Annual
       Total Return              N/A       N/A          6.97%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $14,582

Expenses                         $2,070

Reimbursement                    $0

Average shares                   186,427

NAV                              $12.94

Sales Charge                     3.25%

POP                              $13.41

Yield at POP                     5.86%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam U.S. Government Income Trust -- Class Y Shares
Fiscal period ending: 9/30/95
Inception date (if less than 10 years of performance): 4/11/94


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000

ERV =  Ending Redeemable Value   $1,131      N/A       $1,132

T   =  Average Annual
       Total Return              13.07%      N/A       8.67%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $26,404

Expenses                         $18,613

Reimbursement                    $0

Average shares                   3,349,244

NAV                              $12.98

Yield at NAV                     6.72%